Exhibit 10.2

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (“Amendment”) amends the December 30, 2009 Amended and Restated Employment Agreement (“Agreement”) made between THOMPSON CREEK METALS COMPANY USA, a corporation existing under the laws of Colorado (“Thompson Creek”), and PAMELA L. SAXTON (“Executive”) (together, the “Parties”).

WHEREAS Section 22 of the Agreement permits the Parties to amend the Agreement by a witnessed signed writing and the Parties each desire to amend the Agreement.

NOW THEREFORE IN CONSIDERATION OF the covenants and agreements contained in this Amendment, and other good and valuable consideration, including the Executive’s employment with Thompson Creek, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.             Effective as of August 5, 2010, Section 14(a) of the Agreement is amended by deleting the second sentence thereto.

The Parties hereto have duly executed this Amendment.

THOMPSON CREEK METALS COMPANY USA	PAMELA L. SAXTON

/s/ Kevin Loughrey	/s/ Pamela L. Saxton
Kevin Loughrey	Signature

September 27, 2010	September 27, 2010
Date	Date

/s/ Janette Bush	/s/ Janette Bush
Witness	Witness